Herc Holdings Announces Proposed Private Offering of $1.0 Billion
of Senior Unsecured Notes

BONITA SPRINGS, Fla., June 24, 2019 – Herc Holdings Inc. (NYSE: HRI) (the “Company”) today announced that it intends to offer $1.0 billion aggregate principal amount of senior unsecured notes due 2027 (the “notes”) in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions. The terms of the notes will be determined at the time of pricing of the notes.
The notes will be senior unsecured obligations of the Company and interest will be payable semi-annually in arrears. The notes will be guaranteed on a senior unsecured basis, subject to limited exceptions, by the Company’s current and future domestic subsidiaries, including Herc Rentals Inc. (“Herc”).
The net proceeds from the sale of the notes are expected to be used to redeem all $864.5 million aggregate principal amount of Herc’s outstanding senior secured second priority notes, to partially repay indebtedness outstanding under Herc’s asset-backed revolving credit agreement (the “ABL Credit Facility”) and to pay related fees and expenses.
Following the offering, the Company expects to refinance the ABL Credit Facility in order to, among other things, add Herc Holdings Inc. as a borrower, extend the maturity date from 2021 to 2024 and allow the U.S. borrowers to borrow thereunder based on the value of assets owned by Canadian subsidiaries that are included in the borrowing base. The aggregate principal amount of the commitments under the ABL Credit Facility will remain unchanged. There can be no assurances that the Company will refinance the ABL Credit Facility on the terms described herein or at all.
This press release does not constitute an offer to sell or the solicitation of an offer to buy the notes, nor will there be any sale of the notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful. The offer and sale of the notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The notes are being offered only to qualified institutional buyers under Rule 144A under the Securities Act and to non-U.S. persons in offshore transactions in compliance with Regulation S under the Securities Act.

About Herc Holdings Inc.
Herc Holdings Inc., which operates through its Herc Rentals Inc. subsidiary, is one of the leading equipment rental suppliers with approximately 270 locations, principally in North America. With over 50 years of experience, we are a full-line equipment rental supplier offering a broad portfolio of equipment for rent. Our classic fleet includes aerial, earthmoving, material handling, trucks and trailers, air compressors, compaction and lighting. Our equipment rental business is supported by ProSolutions™, our industry-specific solutions-based services, which includes power generation, climate control, remediation and restoration, and studio and production equipment, and our ProContractor professional grade tools. Our product offerings and services are aimed at helping customers work more efficiently, effectively and safely. The Company has approximately 4,900 employees. Herc Holdings’ 2018 total revenues were approximately $1.98 billion.
This release contains statements that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” and future or conditional verbs, such as “will,” “should,” “could” or “may,” as well as variations of such words or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements are so designated. Forward-looking statements include our expectations regarding the offering and the use of proceeds therefrom, and the refinancing of the ABL Credit Facility and the terms thereof. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof.

There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including: (1) risks related to the offering, including the effect of the debt markets on the offering and the Company’s ability to satisfy the closing conditions to the offering; (2) business risks, including: the cyclicality of our business and its dependence on levels of capital investment and maintenance expenditures by our customers; a slowdown in economic conditions or adverse changes in the level of economic activity or other economic factors specific to our customers or their industries, in particular, contractors and industrial customers; our business is heavily reliant upon communications networks and centralized IT systems and the concentration of our systems creates or increases risks for us, including the risk of the misuse or theft of information we possess, including as a result of cyber security breaches or otherwise, which could harm our brand, reputation or competitive position and give rise to material liabilities; we may fail to maintain and upgrade our IT systems; we may fail to respond adequately to changes in technology and customer demands; intense competition in the industry, including from our own suppliers, that may lead to downward pricing or an inability to increase prices; our success depends on our ability to attract and retain key management and other key personnel, and the ability of new employees to learn their new roles; any occurrence that disrupts rental activity during our peak periods, given the seasonality of the business, especially in the construction industry; some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; doing business in foreign countries exposes us to additional risks, including under laws and regulations that may conflict with U.S. laws and those under anticorruption, competition, economic sanctions and anti-boycott regulations; changes in the legal and regulatory environment that affect our operations, including with respect to taxes, consumer rights, privacy, data security and employment matters, could disrupt our business and increase our expenses; an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact; (3) other operational risks such as: any decline in our relations with our key national account customers or the amount of equipment they rent from us; our equipment rental fleet is subject to residual value risk upon disposition, and may not sell at the prices we expect; maintenance and repair costs associated with our equipment rental fleet could materially adversely affect us; we may be unable to protect our trade secrets and other intellectual property rights; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; we may face issues with our union employees; environmental, health and safety laws and regulations and the costs of complying with them, or any change to them impacting our markets, could materially adversely affect us; and strategic acquisitions could be difficult to identify and implement and could disrupt our business or change our business profile significantly; (4) risks related to the spin-off, which effected our separation from Hertz Global Holdings Inc., formerly known as Hertz Rental Car Holding Company, Inc. (“New Hertz”), such as: the liabilities we have assumed and will share with New Hertz in connection with the spin-off could have a material adverse effect on our business, financial condition and results of operations; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes, including for reasons outside of our control, then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; if New Hertz fails to pay its tax liabilities under the tax matters agreement or to perform its obligations under the separation and distribution agreement, we could incur significant tax and other liability; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; (5) risks related to our substantial indebtedness, such as: our substantial level of indebtedness exposes us or makes us more vulnerable to a number of risks that could materially adversely affect our financial condition, results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks; (6) risks related to the securities market and ownership of our stock, including that: the market price of our common stock could decline as a result of the sale or distribution of a large number of our shares or the perception that a sale or distribution could occur and these factors could make it more difficult for us to raise funds through future stock offerings; provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and the market price of our common stock may fluctuate significantly; and (7) other risks and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2018 under Item 1A “Risk Factors,” and in our other filings with the Securities and Exchange Commission.

All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements.

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